Weyerhaeuser Company	Exhibit 99.2

Q1.2021 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q4	Q1
in millions	December 31, 2020	March 31, 2021	March 31, 2020
Net sales	$2,063	$2,506	$1,728
Costs of sales	1,392	1,430	1,382
Gross margin	671	1,076	346
Selling expenses	21	20	22
General and administrative expenses	93	90	74
Gain on sale of timberlands	(182)	—	—
Other operating costs, net	22	10	10
Operating income	717	956	240
Non-operating pension and other post-employment benefit costs	(262)	(8)	(9)
Interest income and other	—	1	1
Interest expense, net of capitalized interest	(144)	(79)	(85)
Earnings before income taxes	311	870	147
Income taxes	(19)	(189)	3
Net earnings	$292	$681	$150

Per Share Information

	Q4	Q1
	December 31, 2020	March 31, 2021	March 31, 2020
Earnings per share, basic and diluted	$0.39	$0.91	$0.20
Dividends paid per common share	$0.17	$0.17	$0.34
Weighted average shares outstanding (in thousands):
Basic	747,294	748,718	746,534
Diluted	749,004	750,024	747,155
Common shares outstanding at end of period (in thousands)	747,385	748,751	746,206

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q4	Q1
in millions	December 31, 2020	March 31, 2021	March 31, 2020
Net earnings	$292	$681	$150
Non-operating pension and other post-employment benefit costs	262	8	9
Interest income and other	—	(1)	(1)
Interest expense, net of capitalized interest	144	79	85
Income taxes	19	189	(3)
Operating income	717	956	240
Depreciation, depletion and amortization	117	118	123
Basis of real estate sold	5	27	62
Special items included in operating income	(182)	—	(12)
Adjusted EBITDA(1)	$657	$1,101	$413

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q1.2021 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q4	Q1
in millions	December 31, 2020	March 31, 2021	March 31, 2020
Net earnings	$292	$681	$150
Early extinguishment of debt charge(1)	58	—	—
Gain on sale of timberlands	(182)	—	—
Legal benefit	—	—	(12)
Pension settlement charge	193	—	—
Net earnings before special items(2)	$361	$681	$138

	Q4	Q1
	December 31, 2020	March 31, 2021	March 31, 2020
Net earnings per diluted share	$0.39	$0.91	$0.20
Early extinguishment of debt charge(1)	0.07	—	—
Gain on sale of timberlands	(0.24)	—	—
Legal benefit	—	—	(0.02)
Pension settlement charge	0.26	—	—
Net earnings per diluted share before special items(2)	$0.48	$0.91	$0.18

(1) We recorded a pretax charge of $58 million ($58 million after-tax) related to the early extinguishment of debt in fourth quarter 2020. This charge was included in Interest expense, net of capitalized interest in the Consolidated Statement of Operations.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q4	Q1
in millions	December 31, 2020	March 31, 2021	March 31, 2020
Pension and post-employment costs:
Pension and post-employment service costs	$9	$11	$10
Non-operating pension and other post-employment benefit costs	262	8	9
Total company pension and post-employment costs	$271	$19	$19

Weyerhaeuser Company

Q1.2021 Analyst Package

Preliminary results (unaudited)

Consolidated Balance Sheet

in millions	December 31, 2020	March 31, 2021	March 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$495	$1,016	$1,458
Receivables, net	450	589	390
Receivables for taxes	82	7	24
Inventories	443	505	480
Prepaid expenses and other current assets	139	141	141
Total current assets	1,609	2,258	2,493
Property and equipment, net	2,013	1,971	1,911
Construction in progress	73	91	153
Timber and timberlands at cost, less depletion	11,827	11,776	11,847
Minerals and mineral rights, less depletion	268	265	278
Deferred tax assets	120	106	147
Other assets	401	407	399
Total assets	$16,311	$16,874	$17,228

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$150	$150	$577
Borrowings on line of credit	—	—	550
Accounts payable	204	236	241
Accrued liabilities	596	549	448
Total current liabilities	950	935	1,816
Long-term debt, net	5,325	5,325	6,299
Deferred tax liabilities	24	26	10
Deferred pension and other post-employment benefits	911	893	669
Other liabilities	370	367	352
Total liabilities	7,580	7,546	9,146
Total equity	8,731	9,328	8,082
Total liabilities and equity	$16,311	$16,874	$17,228

Weyerhaeuser Company

Q1.2021 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q4	Q1
in millions	December 31, 2020	March 31, 2021	March 31, 2020
Cash flows from operations:
Net earnings	$292	$681	$150
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	117	118	123
Basis of real estate sold	5	27	62
Deferred income taxes, net	(76)	8	(82)
Pension and other post-employment benefits	271	19	19
Share-based compensation expense	8	7	7
Gain on sale of timberlands	(182)	—	—
Change in:
Receivables, net	51	(139)	(82)
Receivables and payables for taxes	(38)	120	79
Inventories	(27)	(60)	(72)
Prepaid expenses and other current assets	(9)	(2)	(2)
Accounts payable and accrued liabilities	(20)	(60)	(91)
Pension and post-employment benefit contributions and payments	(9)	(8)	(10)
Other	61	(13)	(15)
Net cash from operations	$444	$698	$86
Cash flows from investing activities:
Capital expenditures for property and equipment	$(67)	$(31)	$(47)
Capital expenditures for timberlands reforestation	(15)	(22)	(21)
Acquisition of timberlands	(425)	—	—
Proceeds from note receivable held by variable interest entities	—	—	362
Proceeds from sale of timberlands	381	—	145
Other	—	—	2
Net cash from investing activities	$(126)	$(53)	$441
Cash flows from financing activities:
Cash dividends on common shares	$(127)	$(127)	$(254)
Net proceeds from issuance of long-term debt	—	—	732
Payments on long-term debt	(556)	—	—
Proceeds from borrowings on line of credit	—	—	550
Payments on line of credit	—	—	(230)
Proceeds from exercise of stock options	24	17	6
Other	(4)	(14)	(12)
Net cash from financing activities	$(663)	$(124)	$792

Net change in cash and cash equivalents	$(345)	$521	$1,319
Cash and cash equivalents at beginning of period	840	495	139
Cash and cash equivalents at end of period	$495	$1,016	$1,458

Cash paid (received) during the period for:
Interest, net of amounts capitalized	$87	$75	$108
Income taxes, net of refunds	$130	$66	$—

Weyerhaeuser Company	Timberlands Segment

Q1.2021 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2020	Q1.2021	Q1.2020
Sales to unaffiliated customers	$381	$379	$381
Intersegment sales	121	134	122
Total net sales	502	513	503
Costs of sales	375	383	375
Gross margin	127	130	128
Selling expenses	1	—	—
General and administrative expenses	23	23	24
Gain on sale of timberlands	(182)	—	—
Other operating income, net	(1)	(1)	(1)
Operating income and Net contribution to earnings	$286	$108	$105

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2020	Q1.2021	Q1.2020
Operating income	$286	$108	$105
Depreciation, depletion and amortization	63	64	68
Special items	(182)	—	—
Adjusted EBITDA(1)	$167	$172	$173

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q4.2020	Q1.2021	Q1.2020
Gain on sale of timberlands	$182	$—	$—

Selected Segment Items

in millions	Q4.2020	Q1.2021	Q1.2020
Total decrease (increase) in working capital(2)	$(47)	$(13)	$(3)
Cash spent for capital expenditures(3)	$(29)	$(28)	$(30)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q4.2020	Q1.2021	Q1.2020
Third Party	Delivered logs:
Net Sales	West	$201	$201	$177
(millions)	South	137	131	150
	North	15	16	17
	Total delivered logs	353	348	344
	Stumpage and pay-as-cut timber	4	6	5
	Recreational and other lease revenue	16	16	15
	Other revenue	8	9	17
	Total	$381	$379	$381
Delivered Logs	West	$124.37	$130.69	$104.91
Third Party Sales	South	$33.69	$34.50	$34.27
Realizations (per ton)	North	$58.96	$62.83	$60.51
Delivered Logs	West	1,619	1,539	1,684
Third Party Sales	South	4,097	3,782	4,365
Volumes (tons, thousands)	North	241	261	284
Fee Harvest Volumes	West	2,085	2,101	2,310
(tons, thousands)	South	5,509	5,376	6,130
	North	325	337	386

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q1.2021 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2020	Q1.2021	Q1.2020
Net sales	$30	$106	$112
Costs of sales	9	34	70
Gross margin	21	72	42
General and administrative expenses	7	6	6
Operating income and Net contribution to earnings	$14	$66	$36

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2020	Q1.2021	Q1.2020
Operating income	$14	$66	$36
Depreciation, depletion and amortization	4	3	3
Basis of real estate sold	5	27	62
Adjusted EBITDA(1)	$23	$96	$101

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q4.2020	Q1.2021	Q1.2020
Cash spent for capital expenditures	$—	$—	$—

Segment Statistics

		Q4.2020	Q1.2021	Q1.2020
Net Sales	Real Estate	$10	$84	$95
(millions)	Energy and Natural Resources	20	22	17
	Total	$30	$106	$112
Acres Sold	Real Estate	670	19,455	44,974
Price per Acre	Real Estate	$6,316	$3,803	$1,992
Basis as a Percent of Real Estate Net Sales	Real Estate	50%	32%	65%

Weyerhaeuser Company	Wood Products Segment

Q1.2021 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2020	Q1.2021	Q1.2020
Net sales	$1,652	$2,021	$1,235
Costs of sales	1,109	1,124	1,040
Gross margin	543	897	195
Selling expenses	20	19	21
General and administrative expenses	34	35	36
Other operating costs, net	8	3	4
Operating income and Net contribution to earnings	$481	$840	$134

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2020	Q1.2021	Q1.2020
Operating income	$481	$840	$134
Depreciation, depletion and amortization	49	49	50
Adjusted EBITDA(1)	$530	$889	$184

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q4.2020	Q1.2021	Q1.2020
Total decrease (increase) in working capital(2)	$16	$(212)	$(186)
Cash spent for capital expenditures	$(52)	$(25)	$(38)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q4.2020	Q1.2021	Q1.2020
Structural Lumber	Third party net sales	$737	$990	$508
(volumes presented	Third party sales realizations	$609	$864	$416
in board feet)	Third party sales volumes(3)	1,210	1,145	1,222
	Production volumes	1,179	1,211	1,209
Oriented Strand	Third party net sales	$354	$438	$190
Board	Third party sales realizations	$503	$614	$246
(volumes presented	Third party sales volumes(3)	703	714	770
in square feet 3/8")	Production volumes	735	742	777
Engineered Solid	Third party net sales	$132	$142	$127
Section	Third party sales realizations	$2,221	$2,285	$2,149
(volumes presented	Third party sales volumes(3)	6.0	6.2	5.9
in cubic feet)	Production volumes	6.2	6.0	6.1
Engineered	Third party net sales	$85	$83	$78
I-joists	Third party sales realizations	$1,695	$1,773	$1,667
(volumes presented	Third party sales volumes(3)	50	47	47
in lineal feet)	Production volumes	47	44	47
Softwood Plywood	Third party net sales	$43	$56	$39
(volumes presented	Third party sales realizations	$433	$594	$348
in square feet 3/8")	Third party sales volumes(3)	99	94	113
	Production volumes	80	80	97
Medium Density	Third party net sales	$47	$48	$44
Fiberboard	Third party sales realizations	$867	$842	$841
(volumes presented	Third party sales volumes(3)	54	57	52
in square feet 3/4")	Production volumes	52	56	56

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q1.2021 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Net Charge to Earnings

in millions	Q4.2020	Q1.2021	Q1.2020
Unallocated corporate function and variable compensation expense	$(31)	$(25)	$(19)
Liability classified share-based compensation	(3)	(1)	10
Foreign exchange loss	(4)	(2)	(8)
Elimination of intersegment profit in inventory and LIFO	(13)	(17)	(13)
Other, net	(13)	(13)	(5)
Operating loss	(64)	(58)	(35)
Non-operating pension and other post-employment benefit costs	(262)	(8)	(9)
Interest income and other	—	1	1
Net charge to earnings	$(326)	$(65)	$(43)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2020	Q1.2021	Q1.2020
Operating loss	$(64)	$(58)	$(35)
Depreciation, depletion and amortization	1	2	2
Special items	—	—	(12)
Adjusted EBITDA(1)	$(63)	$(56)	$(45)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q4.2020	Q1.2021	Q1.2020
Legal benefit	$—	$—	$12
Special items included in operating loss	—	—	12
Pension settlement charge	(253)	—	—
Special items included in net charge to earnings	$(253)	$—	$12

Unallocated Selected Items

in millions	Q4.2020	Q1.2021	Q1.2020
Cash spent for capital expenditures	$(1)	$—	$—